Exhibit 99.2
Corporate Resource Services, Inc. and Subsidiaries
Unaudited pro forma condensed consolidated financial statements

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 combines the historical consolidated balance sheet of Corporate Resource Services, Inc.  (the "Company") and its subsidiaries as of September 30, 2010,  and the balance sheet of Integrated Consulting Group of NY LLC  (a limited liability company) and affiliates ("ICG Seller") as of September 30, 2010, under the acquisition method of accounting, giving effect to the acquisition of certain assets of ICG Seller in a public foreclosure sale (the "ICG Acquisition") by Integrated Consulting Group, Inc., a wholly-owned subsidiary of Corporate Resource Services, Inc., as if it had occurred on September 30, 2010.

The following unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2010, combine the historical consolidated statement of operations of Corporate Resource Services, Inc. and its subsidiaries for the year ended September 30, 2010, the statement of operations of GT Systems, Inc. and its operating affiliates ("GT Systems")  (on April 5, 2010, the Company's wholly-owned subsidiary Career Resource Development ("CRD") acquired certain assets of GT Systems in a private foreclosure sale ("CRD Acquisition")) for the six month period ended March 31, 2010, and the statement of operations of Integrated Consulting Group of NY LLC for the twelve-months ended September 30, 2010, giving effect to the ICG Acquisition as if it had occurred on October 1, 2009.

The unaudited condensed consolidated statement of operations also include adjustments related to the acquisition of Tri-Overload Staffing, Inc. (Tri-Overload") by the Company's wholly-owned subsidiary Insurance Overload Services, Inc. ("Insurance Overload") on August 27, 2010 (the "Tri-Overload Acquisition").  Prior to the Tri-Overload Acquisition, Tri-Overload was purchased on July 20, 2009 by TS Staffing Corp. (“TS Staffing”), an entity wholly-owned by Tri-State Employment Services, Inc. (“Tri-State”), which together with its affiliated entities and persons was the beneficial owner of approximately 74.3% of the Company's outstanding shares of common stock at December 31, 2010, including the shares issued to TS Staffing, the seller of Tri-Overload to the Company, in connection with the Tri-Overload Acquisition.  Because the Company and Tri-Overload were both controlled by Tri-State and its affiliates, the acquisition was recorded using the pooling-of-interest method as required under United States generally accepted accounting principles for business combinations of entities under common control and the condensed consolidated statement of operations for the year ended September 30, 2010 reflects the operations of the combined companies as if the acquisition had occurred on July 20, 2009.  The pro forma adjustments related to the Tri-Overload Acquisition eliminate non-recurring charges in connection with the Tri-Overload Acquisition and anticipated operating efficiencies.

The unaudited pro forma condensed consolidated financial statements have been prepared giving effect to, among other things, the ICG Acquisition which will be accounted for as a "purchase in accordance with ASC 805-10, Business Combinations."  Under acquisition accounting, the total acquisition consideration will be allocated to ICG Seller assets acquired based upon management's preliminary estimates of fair value.  The final allocation of the acquisition consideration will be based upon management's consideration of a final valuation analysis prepared by an independent valuation firm.  Any adjustments based on that final valuation may change the allocations of the acquisition consideration, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma condensed consolidated financial statements.  Any such changes may be material.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010, and the unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2010 does not include the effect of the acquisition of the assets of Tri-Diamond Staffing Inc. by a wholly-owned subsidiary of the Company that occurred on January 31, 2011.

The unaudited pro forma condensed consolidated financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances, and are subject to revision. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the pro forma condensed consolidated financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the ICG Acquisition taken place on the dates noted or the future financial position or operating results of the combined company.

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010

	The Company	ICG		Pro Forma	Pro Forma
	(As Reported)	Seller		Adjustments	Consolidated
Assets

Current assets	$5,015,000	$4,279,974		$—	$9,294,974

Property and equipment	1,078,000	43,795		—	1,121,795

Intangible assets	6,569,000	—	(1)	4,868,000	11,437,000

Other assets	567,000	55,659		—	622,659

	$13,229,000	$4,379,428		$4,868,000	$22,476,428

Liabilities and
Stockholders' Equity

Current liabilities	$11,789,000	$5,511,968	(1)	$1,065,000	$18,365,968

Non-current liabilities	1,097,000	—	(1)	3,240,000	4,337,000

Stockholders' equity (deficiency)	343,000	(1,132,540)	(1)	563,000	(226,540)

	$13,229,000	$4,379,428		$4,868,000	$22,476,428

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2010

(1)
To allocate the purchase price of the ICG Acquisition over the fair market value of the assets acquired and record related acquisition indebtedness an affiliate of GT Systems that was not part of the CRD Acquisition.

Intangible assets	$4,868,000
Current liabilities	$1,065,000
Non-current liabilities	$3,240,000
Stockholders' equity	$563,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED SEPTEMBER 30, 2010

	The Company
	(As Reported)	GT Systems	ICG Seller
	Year Ended	Six Months Ended	Year Ended		Pro Forma	Pro Forma
	September 30, 2010	March 31, 2010	September 30, 2010		Adjustments	Consolidated

Revenue	$120,891,000	$48,695,498	$25,718,145	(1)	$(12,631,741)	$182,672,902

Direct cost of producing revenues	98,996,000	35,722,696	22,127,187	(1)	(10,444,638)	146,189,136
				(2)	(265,872)
				(8)	53,763

Gross profit	21,895,000	12,972,802	3,590,958		(1,974,994)	36,483,766

Operating expenses	21,681,000	14,451,623	3,805,093	(1)	(1,754,441)	35,981,131
				(3)	(1,625,381)
				(6)	(967,750)
				(7)	(68,436)
				(8)	459,423

Income (loss) from operations	214,000	(1,478,821)	(214,135)		1,981,591	502,635

Non-operating expenses (income)	2,775,000	690,351	213,597	(1)	(49,883)	2,922,950
				(4)	(292,551)
				(5)	(482,000)
				(7)	68,436

Net income (loss)	$(2,561,000)	$(2,169,172)	$(427,732)		$2,737,589	$(2,420,315)

Net loss per share:
Basic and diluted	$(0.08)					$(0.07)

Weighted average shares outstanding:
Basic and diluted	32,286,000					32,286,000

CORPORATE RESOURCE SERVICES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FISCAL YEAR ENDED SEPTEMBER 30, 2010

Basis of Presentation
The pro forma condensed consolidated statement of operations included the results of the Company for the fiscal year ended September 30, 2010, GT Systems for the six months ended March 31, 2010 (CRD Acquisition was completed April 5, 2010), and ICG Seller for the twelve months ended September 30, 2010.  In addition, pro forma adjustments have been made to reflect non-recurring charges related to the Tri-Overload Acquisition and anticipated operating efficiencies for the twelve months ended September 30, 2010.

Pro Forma Adjustments

(1)	To eliminate the historical operating results of ICG Seller, an affiliate of GT Systems that was not part of the CRD Acquisition.

Revenue	$(12,631,741)
Direct costs of producing revenue	$(10,444,638)
Operating expenses	$(1,754,441)
Non-operating expenses	$(49,883)

(2)	To reflect reduction in staff worker's compensation costs that management anticipates will not reoccur following the consummation of the CRD Acquisition.

	Operating expenses	$(265,872)

(3)	Adjustment to eliminate operating expenses related to acquisition costs and savings on expenses that management does not expect to reoccur following the consummation of the CRD Acquisition.

	Rent expense that reflects renegotiation of leaseholds	$(539,473)
	Legal and professional fees	(694,941)
	Bank fees and advertising costs	(390,967)

	Operating expenses	$(1,625,381)

(4)	To adjust non-operating expenses that management does not expect to reoccur upon consummation of the CRD Acquisition due to elimination of GT Systems debt.

	Non-operating expenses	$(292,551)

(5)	To adjust non-operating expenses for 2010 acquisitions that management does not expect to reoccur upon consummation.

	Non-operating expenses	$(482,000)

(6)	To adjust operating expenses related to the Tri-Overload Acquisition.

	Tri-Overload restructuring costs	$(520,000)
	Reduction of payroll and related benefits and rent	(447,750)

	Operating expenses	$(967,750)

(7)	To adjust for service fees paid by ICG Seller to CRD.

	Operating expenses	$(68,436)
	Non-operating expenses	$68,436

(8)	Adjustment to reflect operating expenses (savings) that are anticipated to occure after the ICG Acquisition.

	Direct costs of producing revenue	$53,763

	Payroll and related benefits	$(150,977)
	Depreciation and amortization:
	Amortization of intangible assets – Backlog (fully amortized within six months following acquisition)	278,000
	Amortization of intangible assets – Client representative network (amortized over 10 years)	332,400
	Operating expenses	$459,423